SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 14, 2002
                Date of report (Date of earliest event reported)

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)


     NEW YORK                       1-1105                     13-4924710
 (State or Other               (Commission File               (IRS Employer
   Jurisdiction                     Number)                Identification No.)
of Incorporation)



            295 NORTH MAPLE AVENUE, BASKING RIDGE, NEW JERSEY 07920 (Address of Principal Executive Offices, including Zip Code)

                                 (908) 221-2000
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  Sales of Equity Securities Pursuant to Regulation S.

                  CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, C. Michael Armstrong, Chief Executive Officer of AT&T Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of AT&T Corp.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.

Dated:  August 13, 2002



                                            /s/  C. Michael Armstrong
                                            ------------------------------------
                                                 C. Michael Armstrong

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Thomas W. Horton, Chief Financial Officer of AT&T Corp., certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(4) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of AT&T Corp.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.

Dated:  August 13, 2002



                                            /s/  Thomas W. Horton
                                            ---------------------------------
                                                 Thomas W. Horton

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002


                                AT&T CORP.


                                By:  /s/     Marilyn J. Wasser
                                     -------------------------------------
                                     Name:   Marilyn J. Wasser
                                     Title:  Vice President and Secretary